SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 17, 2003
                                          -------------


                                 TECHDYNE, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Florida                      0-14659                      59-1709103
----------------           ---------------------          ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              2230 West 77th Street
                             Hialeah, Florida 33016
                                 (305) 556-9210
                -------------------------------------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 17, 2003, we filed a Form 8-K regarding the dismissal of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), as our independent accountants. Attached hereto as Exhibit 16.1 and incorporated herein by reference is the letter furnished by PricewaterhouseCoopers, as addressed to the Securities and Exchange Commission.

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                        Description

                16.1        Letter from PricewaterhouseCoopers LLP dated
                            July 17, 2003.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TECHDYNE, INC.


Date:  July 18, 2003                By:  /s/ David L. Watts
                                         ---------------------------------------
                                         David L. Watts, Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit No.                         Description

        16.1         Letter from PricewaterhouseCoopers LLP dated July 17, 2003.